UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

May 17, 2012

Date of Report (Date of earliest event reported)

PROOFPOINT, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-35506	51-0414846
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer Identification
incorporation)		No.)

892 Ross Drive, Sunnyvale, CA		94089
(Address of principal executive offices)		(Zip Code)

(408) 517-4710

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On May 17, 2012, Proofpoint, Inc. issued a press release announcing financial results information for the quarter ended March 31, 2012.

This press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this report, including the exhibit hereto, is furnished pursuant to Item 2.02 of Form 8-K and is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section.  The information contained herein and in the accompanying exhibit is not incorporated by reference in any filing of Proofpoint, Inc. under the Securities Act of 1933 or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

Number	Description

99.1	Press release, dated May 17, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2012	PROOFPOINT, INC.

	By:	/s/ Paul Auvil
Paul Auvil
Chief Financial Officer

EXHIBIT INDEX

Number	Description

99.1	Press release, dated May 17, 2012.